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                                                                  EXECUTION COPY


                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

    AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AGREEMENT") dated as of March 20, 1997 (the "EFFECTIVE DATE") between CHIRON CORPORATION, a Delaware corporation (the "BORROWER"), and SWISS BANK CORPORATION, NEW YORK AND CAYMAN ISLANDS BRANCHES (the "BANK").

    WHEREAS, the Borrower has entered into that certain "Revolving Credit Agreement" dated as of March 24, 1995 with Swiss Bank Corporation, San Francisco Branch (as amended, the "EXISTING AGREEMENT"); and

    WHEREAS, the Borrower and the Bank wish to amend the Existing Agreement in its entirety and replace it with this Agreement; and

    WHEREAS, the Bank has agreed that as of the Effective Date and provided that the Borrower shall have fulfilled all of the Conditions Precedent set forth in Section 11 hereof, all "Advances" outstanding under the Existing Agreement shall be deemed to be Advances hereunder; and

    WHEREAS, the Bank has agreed that upon its receipt of the "Note" referred to in Section 11(a) hereof, it will return to the Borrower the "Note" issued in connection with the Existing Agreement, marked "CANCELED";

    NOW, THEREFORE, IT IS AGREED:

    1. THE ADVANCES. Subject to and upon the terms and conditions set forth herein, the Bank agrees to make advances (the "ADVANCES") to the Borrower at any time and from time to time prior to March 23, 1998 (the "EXPIRY DATE"); provided, however, that the aggregate principal amount of Advances outstanding shall at no time exceed U.S. $50,000,000 (Fifty Million U.S. Dollars) (the "COMMITMENT").

    2. PURPOSE. The Borrower shall use the proceeds of the Advances for general corporate purposes and acquisition financing. The Borrower agrees to indemnify the Bank and hold the Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind which may be incurred by the Bank relating to or arising out of any actual or proposed use of proceeds of Advances hereunder.

    3. AVAILABILITY. The following Advances shall be available to the Borrower hereunder: (a) Prime Rate Advances and Money Market Rate Advances of up to 270 days; or (b) Eurodollar Rate Advances of one, two, three, six or nine months. For the purposes of this Agreement, it is understood that (i) the duration of each Advance shall be referred to as an "INTEREST PERIOD"; (ii) the Borrower is required to repay each Advance on the last day of the Interest Period for such Advance; and (iii) no Advance shall have an Interest Period which extends beyond the Expiry Date.

    4. INTEREST. Interest shall be payable in respect of the outstanding principal amount of each Advance at the maturity thereof. Advances shall bear interest at the following rates per annum: (a) if a Prime Rate Advance, at the Bank's floating Prime Rate; (b) if a Money Market Rate Advance, at the quoted Money Market Rate; or (c) if a Eurodollar Rate Advance, 0.08 of 1% in excess of the Bank's Eurodollar Rate.

         Overdue principal and, to the extent permitted by law, overdue interest in respect of each Advance and any other overdue amount payable by the Borrower hereunder shall bear interest, payable on demand, at a rate per annum equal to 2-1/2% per annum in excess of the Bank's Prime Rate in effect from time to time.

    For the purposes of this Agreement, "PRIME RATE" and "MONEY MARKET RATE" shall mean those rates so designated by the Bank or determined in accordance with the practice of the Bank from time to time, it being understood that the Prime Rate shall in no event be less than 1/2 of 1% in excess of the rate payable by the Bank from time to time for overnight Federal funds. The Bank shall determine the "EURODOLLAR RATE" by taking the rate for a loan of a comparable amount and duration as the proposed Advance from page 3750 of the "Telerate Screen".

    5. INCREASED COSTS. If at any time the Bank shall have determined (which determination shall, absent manifest error, be final, conclusive and binding on all parties hereto) that as a result of any change in any applicable law or governmental rule, regulation or order (including any applicable law or governmental rule, regulation or order respecting capital adequacy), or any


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interpretation thereof, including the enactment of any law or governmental rule, regulation or order (whether or not having the force of law), the cost to the Bank of maintaining its Commitment hereunder or making, funding or maintaining any Advance shall be increased or the yield to the Bank on such Advance shall be diminished, then the Bank shall promptly notify the Borrower thereof, showing in reasonable detail the basis for the calculation of such increased costs or diminished yield, and the Borrower shall pay to the Bank an amount sufficient to indemnify the Bank thereagainst.

    6. COMMITMENT FEE. The Borrower shall pay the Bank a fee ("COMMITMENT FEE") computed at a rate per annum of 0.05 of 1% on the average daily unused portion of the Commitment. Accrued Commitment Fee shall be payable quarterly on the last business day of each calendar quarter and on the Expiry Date or earlier termination of the Commitment.

    7. NOTICE OF INTENTION TO BORROW. The Borrower shall give the Bank prior notice at its address on the signature page hereof (a "NOTICE OF BORROWING") by telephone or facsimile (to be subsequently confirmed in writing) or in writing (effective upon receipt) of its intention to borrow, specifying the date, amount, type and tenor of the proposed Advance. The Borrower shall give such Notice of Borrowing at least two business days prior to any proposed Eurodollar Rate Advance and by 10:00 a.m Pacific Time on the date of any proposed Prime Rate Advance.

    8. MONEY MARKET RATE ADVANCES. The Borrower may request a Money Market Rate quote by telephone on any business day. If the Borrower accepts such Money Market Rate, it must confirm such acceptance in writing.

    9. PAYMENTS. All payments made hereunder or under the Note (as hereinafter defined) shall be made to the Bank without deductions for any present or future taxes, withholdings, deductions or any other charges (the "TAXES") imposed or required by any political or taxing authority, it being understood that the net amount received by the Bank after payment of the Taxes by the Borrower shall not be less than the payment provided for hereunder. All payments shall be made to the office of Swiss Bank Corporation in New York, ABA # 02600799-3, Account Number 101-WA-183008-000 Ref. Chiron Corporation. Commitment Fee and interest payments (except with respect to Prime Rate Advances)


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shall be calculated for the actual number of days elapsed on the basis of a
360-day year. Interest payments with respect to Prime Rate Advances shall also be calculated for the actual number of days elapsed but on the basis of a 365- or 366-day year, as the case may be.

    10. PREPAYMENT, FUNDING COSTS. Any Prime Rate Advance may be prepaid without premium or penalty upon two business days' prior notice to the Bank. If for any reason Eurodollar Rate or Money Market Rate Advances are prepaid, as a result of acceleration or otherwise, or if the Borrower fails for any reason to borrow in accordance with a Notice of Borrowing, the Borrower shall pay to the Bank, on demand, an additional amount as shall be required to compensate the Bank for any loss connected with its reemployment of the amount so prepaid or of those funds acquired by the Bank to fund the Advance proposed in such Notice of Borrowing, as the case may be.

    11. CONDITIONS PRECEDENT. The obligation of the Bank to make Advances to the Borrower hereunder is subject to the satisfaction of the following conditions on or before the Effective Date (except as hereinafter indicated):

    (a) The Bank shall have received a duly executed note (the "NOTE") in the form of EXHIBIT A hereto.

    (b)  There shall have been delivered to the Bank (i) certified copies of
(x) the Borrower's charter and by-laws and (y) resolutions of the Borrower's board of directors or equivalent body authorizing the transaction evidenced hereby, and (ii) evidence satisfactory to the Bank of the authority of the Borrower's signatory(ies) hereto and to the Note.

    (c) At the time of the making of each Advance, and after giving effect thereto, there shall exist no Event of Default (as hereinafter defined) and no condition, event or act which, with the giving of notice or lapse of time or both, would constitute an Event of Default, and all representations and warranties made by the Borrower herein shall be true and correct with the same effect as if those representations and warranties had been made on and as of such date.


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    (d)  The Bank shall have received from Novartis AG (the "GUARANTOR") an unconditional guaranty in the amount of US $50,000,000 (Fifty Million United States Dollars) dated as of the Effective Date of the Borrower's obligations hereunder and under the Note (the "GUARANTY").

    12. REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of this Agreement:

    (a) The Borrower is duly organized and validly existing in good standing in the jurisdiction of its incorporation.

    (b) This Agreement and the Note are duly and properly authorized and executed by the Borrower and will constitute its legal, valid and binding obligations enforceable in accordance with their respective terms.

    13. COVENANTS. The Borrower covenants and agrees that, until all obligations incurred by the Borrower under this Agreement are paid in full and so long as the Commitment is in effect, the Borrower will:

    (a) Provide to the Bank (i) as soon as they are available, copies of all financial statements of the Borrower required to be filed with the Securities and Exchange Commission and (ii) with reasonable promptness, any other information as the Bank may from time to time reasonably request.

    (b) Promptly give written notice to the Bank of any condition, event or act which, with or without the giving of notice or the lapse of time, or both, would constitute an Event of Default (as hereinafter defined).

    (c) Not wind up, liquidate or dissolve its affairs or merge or consolidate into any entity, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all or a substantial part of its property or assets, except that (i) any corporation may merge or liquidate into the Borrower provided that either (x) the Borrower shall be the surviving corporation, or (y) if the Borrower is not the surviving


                                         -5-
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corporation, the Guaranty shall remain in full force and effect on behalf of the surviving corporation, and (ii) the Borrower may merge into the Guarantor.

    14. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

    (a) The Borrower shall default in the payment of any principal amount due hereunder or under the Note or shall default in the payment of any interest amount due hereunder or under the Note and such default shall not be cured within five (5) days;

    (b) The Borrower shall fail to perform or observe any material term or covenant contained in this Agreement and such failure shall not be remedied within 30 days, or any representation or warranty made by the Borrower in this Agreement or in any certificate or other document or statement furnished at any time hereunder or in connection herewith shall prove to have been incorrect or untrue in any material respect on the date as of which made;

    (c) A default or event of default with respect to payment shall occur in respect of bonds, notes, other loans or similar evidences of indebtedness of the Borrower or any subsidiary in a principal amount aggregating U.S.$ 5,000,000.00 or more, the effect of which is to cause, or to permit the holder of such indebtedness to cause, such indebtedness to become due prior to its stated maturity, or any such indebtedness shall not be paid within any applicable grace period after the due date thereof;

    (d) The Guaranty shall cease to be in full force and effect for any reason whatsoever; or

    (e) The Borrower or the Guarantor shall make an assignment for the benefit of creditors, shall generally fail to pay its debts as they become due, shall file a petition commencing a voluntary case under any reorganization or bankruptcy laws, or an involuntary case under such laws shall be commenced against the Borrower or the Guarantor and such proceeding shall remain undismissed or unstayed for a period of 30 days;


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then, and in any such event, the Bank may by notice to the Borrower take either or both of the following actions: (i) terminate the Commitment, whereupon the same shall terminate forthwith, and/or (ii) declare the Advances and all interest accrued and unpaid thereon, any accrued Commitment Fee, and all other sums due hereunder, to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

    15. GOVERNING LAW AND JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY.



                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]



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    IN WITNESS WHEREOF, the Borrower and the Bank have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                       CHIRON CORPORATION


                                       By /s/ JE Kent
                                         -------------------------------
                                          Title: VP and Treasurer

                                       ADDRESS FOR NOTICES
                                       4460 Horton Street
                                       Emeryville, CA 94608
                                       Attention: Treasurer
                                       Phone: 510-655-8730
                                       Fax: 510-601-3343

                                       SWISS BANK CORPORATION,
                                         NEW YORK AND CAYMAN
                                         ISLANDS BRANCHES

                                       By: /s/ Paolo Seiferle
                                           ---------------------------
                                          Title: Associate Director
                                       Paolo Seiferle
                                       Associate Director
                                       SBCW
                                       Switzerland


                                       By: /s/ Dorothy D. McKinley
                                          ---------------------------
                                          Title: Associate Director
                                       Dorothy D. McKinley
                                       Associate Director
                                       Banking Finance
                                       Support, N.A.

                                       ADDRESS FOR NOTICES
                                       Swiss Bank Corporation
                                       Banking Products Support
                                       P.O. Box 395
                                       Church Street Station
                                       New York, New York 10008
                                       Attention: Robin Brower
                                       Phone: 212 574 4308
                                       Fax: 212 574 3180 or
                                            212 574 4256


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                                       EXHIBIT A

                                     PROMISSORY NOTE

U.S. $50,000,000                                                 March 20, 1997

     FOR VALUE RECEIVED, the undersigned, CHIRON CORPORATION, a Delaware corporation the "BORROWER"), hereby promises to pay to the order of SWISS BANK CORPORATION (the "BANK"), acting through its New York or Cayman Islands Branches, in lawful money of the United States of America, in immediately available funds, at the principal office of the Bank at 222 Broadway, New York, New York 10038, the principal amount of each advance (an "ADVANCE") endorsed on the schedule attached hereto (the "SCHEDULE") on the maturity date thereof.

     The Borrower promises also to pay interest on the unpaid principal amount of each Advance in like money from and including the date of each Advance until paid in full at the rate specified in the Schedule, such interest to be paid on the last day of the Interest Period for such Advance. Interest shall be calculated for the actual number of days elapsed (i) on the basis of a 365- or 366-day year, as the case may be, in the case of any Advance bearing interest at a rate based on the Bank's Prime Rate, or (ii) on the basis of a 360-day year, for all other Advances.

     The Borrower hereby authorizes the Bank to endorse on the Schedule the date, amount and maturity date of, and interest rate with respect to, each Advance evidenced thereby and all payments of principal thereof, provided that the failure to make or any error in making such endorsement shall not affect the obligations of the Borrower to the Bank. The Bank's records shall constitute PRIMA FACIE evidence of each Advance and accrued interest thereon.

     This note is the Note referred to in the Amended and Restated Revolving Credit Agreement dated as of March 20, 1997 between the Borrower and the Bank (as from time to time in effect, the "AGREEMENT") and is entitled to the benefits thereof.

     If an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

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     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                       CHIRON CORPORATION


                                       By   JE Kent
                                         ----------------------
                                         Title: V.P. and Treasurer




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                               SCHEDULE

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